EXHIBIT 10.3

Registry number 364535

NUMBER EIGHTEEN (18).- CONTRACT OF CREDIT AND ESTABLISHMENT OF COLLATERAL OVER MERCANTILE AND FIDUCIARY ENTERPRISES. In the city of Guatemala, on February twenty eight two thousand three, before me, HENRY PHILIP COMTE VELASQUEZ, Notary, appears for one part Mr. JUAN ANTONIO MIRO LLORT, forty eight years old, married, banker, Salvadoran and from this dwelling, who mediates in his capacity of General Agent with the Representation of CITIBANK, N.A. SUCURSAL GUATEMALA (GUATEMALAN BRANCH), capacity which he certifies with the first testimony of public deed number forty nine (49) authorized in this city by Notary Anabella Bruni de Bermúdez on September fourth nineteen ninety six, which contains Official Record of the General Power of Attorney with Representation granted by CITIBANK, N.A. on favor of Mr. Juan Antonio Miró Llort, document that was registered in the Protocols’ General Files Management to number four hundred sixteen thousand eight hundred thirty seven (416837) on September seventeenth nineteen ninety six, and at the General Mercantile Registry from the Republic to number twenty one thousand five hundred seventeen (21517), folio three hundred twenty four (324) from book fifteen (15) of Powers of Attorneys dated September nineteenth nineteen ninety six. And on the other part appears: I) Engineer MICHAEL EDWARD ASCOLI GIRON, who declares to be forty eight years old, married, Guatemalan, Chemical

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Engineer and of this dwelling, who acts in the following authorities: A) in his capacity of President of the Board of Directors and in the legal representation of the entity “PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, particulars which he proves with notarial certificate in which it is evident his appointment, which was authorized in this city by Notary Liliana Yolanda Sánchez Mack, on December ninth two thousand two and registered at the General Mercantile Registry from the Republic to number two hundred thousand one hundred seventeen (200117), folio thirty five (35)

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from Book one hundred twenty seven (127) from the Commerce Auxiliaries dated December tenth two thousand two. Engineer Michael Edward Ascoli Giron in representation of “PriceSmart (Guatemala) Sociedad Anonima” declares to be dully authorized to grant this contract, according to the contents of the notarial certificate granted in this city by Notary Liliana Yolanda Sanchez Mack on January twenty sixth two thousand two, which transcribes the relevant parts of the record that belongs to the meeting celebrated by the Board of Director’s of “PriceSmart (Guatemala), Sociedad Anonima” on July twenty five two thousand two; and B) in his authority of GENERAL AGENT with Representation in the entity GRUPO SOLID, S.A. (founded with initials and according to the laws from the Republic of Panama) authority which he proves with the second testimony of public deed number thirteen (13) authorized in this city by Notary Mario Rodolfo Virula Boy on January fourteenth nineteen ninety four, which records officially the public deed number eight hundred twenty seven (827) authorized in the city of Panama by the Notary Public of the Lawyer’s Circuit of Panama, Noemi Moreno Alba on January twenty first nineteen ninety four, which at the same time records officially the Record that belongs to the meeting celebrated by “Grupo Solid, ..S.A.” on January twenty nineteen ninety four, which contains the General Power of

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Attorney with Representation granted by “GRUPO SOLID, S.A.” (founded with initials and according to the laws from the Republic of Panama) on favor of Mr. Michael Edward Ascoli Giron, appointment which is dully certified and proven to become effective in the Republic of Guatemala, which was recorded at the Protocol’s General File Management to number four hundred thirty eight thousand seven hundred fifteen (438715) on February twenty six nineteen ninety seven.; the same document was registered at the General Mercantile Registry from the Republic to number twenty two thousand three hundred four (22304), folio

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REGISTRY NUMBER 364536

four hundred fifteen (415), from book fifteen (15) of Powers of Attorneys dated March tenth nineteen ninety six. Also appears Mr. DAVID CARLOS EKMAN KHAN, who declares to be thirty years old, married, businessman, of Swedish nationality and of this dwelling, who acts in his capacity of General Manager and in the legal representation of the entity “GESTIONES MERCANTILES, SOCIEDAD ANONIMA” particulars which he certifies by means of a notarial certificate in which it is evident his appointment, which was authorized in this city by Notary Ana Gabriela Contreras Garcia, on June nineteenth two thousand two and registered in the General Mercantile Registry from the Republic to number one hundred ninety three thousand six hundred sixty seven (193667) of the Commerce Auxiliaries on June twenty fifth two thousand two. Mr. David Carlos Ekman Khan in representation of “Gestiones Mercantiles, Sociedad Anomima” declares to be dully authorized to grant this type of contract, according to the contents of the notarial certificate authorized in this city by Notary Liliana Yolanda Sánchez Marck on July twenty fifth two thousand two, which transcribes the pertinent parts of the certificate that belongs to the Regular General Stockholders Meeting of “Gestiones Mercantiles Sociedad Anonima” celebrated on July twenty fifth two thousand

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two. I ATTEST: a) to have previously known the first of the appearing persons, not so Mr. Michael Edward Ascoli Girón and Mr. David Carlos Ekman Khan, who identified themselves respectively by means of their personal identity cards numbers in order A dash 1 (A-1), and of registry five hundred fourteen thousand nine hundred eighty five (514985), issued by the Municipal Mayor of Guatemala, department of Guatemala and number of order A dash 1 (A-1) and of registry sixteen thousand sixteen (16016) issued by the Municipal Mayor of Fraijanes, department of Guatemala, respectively: b) that the representation that are exercised are sufficient according to the law and to my judgment to celebrate the present proceedings

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c) of having had at sight the documents and provisions which authorize them, as well as the personal identity cards which numbers have been already mentioned; d) that according to the declarations made by the appearing, such representations are in force and their appointments and authorizations have not suffered any restriction nor any modification that prevents or conditions them to grant this deed; and e) that I have made sure that all of them are in the free exercise of their civil rights, they declared that by the present act grant CONTRACT OF CREDIT AND CONSTITUTION OF COLATERAL OVER EMPRESAS MERCANTILES AND FIDUCIARIA (MERCANTILE ENTERPRISES AND FIDUCIARY) according to the following clauses: FIRST: OF THE CREDIT.- Mr. Juan Antonio Miro Llort declares that his represented Citibank, N.A., through its branch in Guatemala, which hereafter in this instrument can also be denominated as the Bank grants and opens to PRICESMART GUATEMALA SOCIEDAD ANONIMA, entity that in this deed can also be identified as the DEBTOR, a credit for the amount of EIGHTEEN MILLIONS SIXTY THREE THOUSAND SEVEN HUNDRED FIFTY QUETZALES (Q18,063,750.00) which will disbursed and given to the debtor on the day following the date in which is presented to the Bank the testimony of this deed in which is evident the reason of inscription of the collateral placed by the General Mercantile Registrar from the Republic in the form indicated father on, as well as the

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certification of that same Registry of the collateral securities in which is evident that such collateral of enterprise to which this instrument is referring occupies first place on favor of the Bank. The joint presentation date of those documents which will be the one that is apparent in the reception seal of the Bank. SECOND.-STIPULATIONS OF THE CREDIT. The credit referred in the precedent clause is liable among others, to the following stipulations; a) Use. - The debtor will use the credit to pay the debts and as working capital; b) Term. - The term of the credit is of TWO YEARS AND SIX MONTHS

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REGISTRY NO 364537

counted from March first two thousand three, for which it will expire on August thirty first two thousand five. If such day is a nonworking day, the term will conclude on the previous immediate working banking day. c) Form of Payment.-. The Debtor will pay the credit by means of TEN TRIMESTRAL AND CONSECUTIVE PAYMENTS, thus: i). The first two payments will be for the amount of ONE MILLION SEVEN HUNDRED FIFTY NINE THOUSAND FIVE HUNDRED QUETZALES ( Q1,759,500.00) each one and must be paid respectively on the last working day of the month of May two thousand three and August two thousand three ii) from the third to the sixth payment will be for the amount of ONE MILLION SIX HUNDRED EIGHTY SIX THOUSAND ONE HUNDRED EIGHTY SEVEN WITH FIFTY CENTS QUETZALES (Q1,686,187,50) each one, and must be paid respectively on the last working day of the month of November two thousand and three, February two thousand four, May two thousand four and August two thousand four, and iii) from the seventh to the tenth and last payment will be for the amount of ONE MILLION NINE HUNDRED FIFTY THOUSAND QUETZALES EXACT AMOUNT (Q1,950.000.00) each one, and must be paid respectively on the last working day of the month of November two thousand four, February two thousand five, May two thousand five and August two thousand five. Such amounts do not include the interest

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equivalent to the period of time elapsed and the payments must be made on the last working day of the month on which the payment of capital must be made, according to the establishment made in this clause. During the term of the present contract, the Debtor is not allowed to make advanced payments of capital during the Periods of Interests agreed. If in spite of this prohibition, the debtor manifests its wish to make advance payments of capital, it is obligated to pay for such advanced payment a recharge imposed by the Bank. Any balance must be cancelled at its maturity. The payments must be made on the last working day of each month in which the payment of capital must be made according to the establishment made in this clause. d) Interest and Commissions- The contracting parties agree that the present

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credit is subjected to variable interest rate which, from time to time will be fixed by the Bank, deciding in this act as initial interest rate ELEVEN POINT SEVENTY FIVE PER CENT (11.75%) yearly. Therefore the Bank can change in any moment and up to the actual and total compliance of the obligation, the initial interest rate, and the subsequent ones which can be increased or decreased. These interest rates will be applied automatically to the credit’s debit balances without the need of any requirement or formalization, from the date decided by the Bank, being obligated the debtor party to pay them from that moment. The increases or decreases of the interest will not represent in any event novation of the obligation. The variation of the interest rate will become effective automatically without the need of any formal requirement, although, for effects merely informative a written communication must be sent to the debtor to the address that is appointed in this document. The interest will be calculated over the base of one year of three hundred and sixty (360) days and charged by the days actually elapsed in the period in which the interests are payable. The interest will be paid monthly on the last day of each calendar month of the in force period of this contract, making the first payment the last day of the month following the one in which the disbursement was made, and the last payment will be made together with the payment of balance on the maturity date of same. Assuming that the Monetary Board

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fixes again maximum interest rates for the Bank’s active operations, to the present obligation will be applied an interest rate that decides the Management of the Bank within the limit authorized for such application which will also be made automatically, without the need of any requirement or authorization, and from the date in which the respective resolution of the Monetary Board comes into effect. The interest rate, in this last case, will continue to be variable being able to Bank to increase or decrease it within the limits permitted by the

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REGISTRY NO 364538

resolution of the Monetary Board. Finally the debtor party accepts to pay the commissions for extensions of the term of this credit that the Bank is authorized to charge. In case the Bank authorizes any extension, accepts that if the credit’s expenses, commissions, interest and/or capital are not paid before its due date, the Bank could charge the respective value in the due date to any account that the debtor possesses in the same and apply to it up to the amount concurrent to the to the aforementioned concepts, e) Default Interests.- In case the Debtor incurs in default in any of the obligations that belong to it by virtue of this contract, it will pay over the debit balances default interests at the reason an annual interest rate equal to FIVE percent points (5%) additional to the agreed rate, which will be calculated from the first day in which the delay has been incurred until the day in which the Bank receives to its entire satisfaction the debit amounts, all without prejudice of the right that the Bank has to finish the term of the contract prematurely due to the incompliance of the Debtor f) Common Dispositions to the form of payment.- I.- The capital and interests will be paid to the Bank without the need to collect them, or without any other requirement in its offices located at the tercera avenida trece guion setenta y ocho of the 10 zona of Torres CitiBank, Planta Baja of this capital city, which the Debtor already

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knows, at the day that the payments must be made according to this contract. ii. The payments of capital and interest, in all cases, will be made in or before the seventeen hours, Guatemala’s time. In case one of the due dates is nonworking banking day the obligation will be paid on the previous working banking day and the interests will be calculated and paid until such that date. iii. For the effects of this contract, for nonworking banking day it is understood the day in which the banks can not attend the public in the City of Guatemala, Republic of Guatemala. iv. All payment that the debtor must make according to this contract will be made free of all and any retention or deduction of tributes

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commissions, charges, expenses o any other present or future concept which implies a decrease on the amount that the Bank must receive according to this contract. Accordingly, the Debtor will pay to whom it may correspond all the obligations to third parties that affect or influence at present or in the future in the amounts owned to the Bank in accordance to this contract. In an eventual case where by disposition of the law was prohibited to the Debtor to make debit payments owned to the Bank without making deduction or retentions o pay any other amount or reimburse the Bank the amounts paid for such concepts, will be increased the payments for interests published from the date of such payment in the amount necessary so once the obligations are complied by the indicated concepts, the Bank receives integrally all the amounts established in this contract. Without prejudice of the aforementioned, with the purpose to verify that such tributes, commissions and others have been dully paid by the Debtor, the Debtor is obligated to give the Bank within the fifteen working days following each payment, an authentic copy of the receipts which prove the compliance of the obligations. v.- In case the Debtor does not comply with the mentioned payments or obligations and as consequence the Bank is obligated to comply with them, the Debtor will reimburse the Bank within three working days following the notice that the Bank has

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made to the Debtor, that the Bank has made one, some or all these payments, the amounts paid for such concepts plus interests at a reason of a rate increased agreed for the value of this credit, and in its case, the commissions and expenses caused. THIRD.- FROM THE OWNERSHIP OF THE PROPERTY THAT WILL BE GIVEN IN COLLATERAL. I) Mr. Michael Edward Ascoli Giron, in representation of the entity PRICESMART (GUATEMALA) SOCIEDAD ANONIMA, declares under oath and is advised by the Undersigned Notary of the penalties related to the perjury offense, that his represented, is the only and legitimate owner of the following Mercantile Enterprises: A)

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REGISTRY NO 364539

PRICESMART PLAZA, located at sexta avenida numero zero guion setenta y nueve of the zona cuatro of the City of Guatemala (6ta Avenida 0-79, zona 4) registered in the General Mercantile Registry from the Republic under number two hundred thirty five thousand four hundred ninety four (235494), folio two hundred thirty six (236) from book one hundred ninety seven (197) of the Business Enterprises, according with the file number eighteen thousand one hundred ninety three dash two thousand (18193-2000); B) PRICESMART GUATEMALA, SOCIEDAD ANONIMA, located at veintiuna avenida numero siete guion noventa of the zona once of the city of Guatemala (21 Avenida 7-90) Zona 11, Guatemala city, registered in the General Mercantile Registry from the Republic under number one hundred ninety thousand two hundred twenty seven A) (190227 A), folio ninety (90) of book one hundred fifty five (155) of the Mercantile Enterprises, according with the file number twenty eight thousand nine hundred thirty four dash one thousand ninety eight (28934-1998). Mr. Michael Edward Ascoli Giron declares in the capacity in which he acts: i) That he proves the ownership of the Mercantile Enterprises, property of PRICESMART GUATEMALA, SOCIEDAD ANOMIMA, by means of the presentation to the Undersigned Notary, of the documents which consist in Certifications issued by the General Mercantile Registry from the Republic on the twenty second day of July two thousand two, in which it is established

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the property of PRICESMART (GUATEMALA) SOCIEDAD ANONIMA. ii) That all taxes of any kind that exist in the present and that are in force, that the charges and taxes against all and each one of the Mercantile Enterprises demanded by any governmental authority from the Republic of Guatemala or any other fiscal political authority, have been completely and finally paid or supplied, in particular the Tax to the Mercantile and Agricultural Companies ; iii) That the Mercantile Enterprises property of his represented PRICESMART GUATEMALA, SOCIEDAD ANOMIMA, are free and over them there are no governmental encumbrances, annotations, leasing

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impediments, seizures, burdens, rights against it, collateral, use or usufruct or limitations that could in any way affect the rights of third parties; except a collateral constituted on favor of CITIBANK, N.A. SUCURSAL GUATEMALA, which will be cancelled with funds coming from the loan that is granted through this instrument. Mr. Michael Edward Ascoli Giron adds that the declarations made belong to the properties that will be pledged. The Notary advises him of the civil and penal responsibilities in which he could incur in case the previous declarations are not attached to the truth. II) Mr. David Carlos Ekman Khan, in representation of the entity “GESTIONES MERCANTILES, SOCIEDAD ANONIMA” declares under oath and advised by the Undersigned Notary of the penalties related to the offense of perjury, that his represented is the only and legitimate owner of the following Mercantile Enterprise: GERMERSA, located at septima avenida numero seis guion cincuenta y tres (6-53) of the zona cuatro of the City of Guatemala (7a Avenida 6-53, zona 4) Edificio El Triangulo, Nivel dicisiete oficina ciento setenta y dos (172), recorded in the General Mercantile Registry from the Republic under number two hundred ninety eight thousand sixty three (298063), folio eight hundred sixty eight (868) from book two hundred fifty nine (259) of the Mercantile Enterprises, according to file number twenty six thousand five hundred

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ninety four dash two thousand two (26594-2002). Mr. David Ekman Khan declares in the authority in which he acts i) that he proves the ownership of the Mercantile Enterprise property of “GESTIONES MERCANTILES, SOCIEDAD ANONIMA”, by means of the presentation to the Undersigned Notary of the document consisting in a Certification issued by the General Mercantile Registry from the Republic dated July twenty second two thousand two, in which it is established that the owner of this is “GESTIONES MERCANTILES, SOCIEDAD ANONIMA”; ii) That all the taxes of any kind that exist at present and which are in force, that the charges of taxes against the Mercantile Enterprise demanded by any

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REGISTRY NO 364540

governmental authority from the Republic of Guatemala or any other political or fiscal authority, have been completely and finally paid or supplied in particular the tax to the Mercantile and Livestock Enterprises; iii) That the Mercantile Enterprise possession of his represented “GESTIONES MERCANTILES, SOCIEDAD ANOMIMA” its free and over it there is no encumbrances, annotations, leasing, impediment, seizures, burdens or rights against it, collateral, use o usufruct or limitation that can in any manner affect the rights of third parties, except a collateral constituted on favor of CITIBANK, N.A SUCURSAL (BRANCH) GUATEMALA, which will be cancelled with funds coming from the loan that through this instrument is granted. Mr. David Carlos Ekman Khan adds that the declarations made belong to the property that will be pledged. The Notary advises him of the civil and penal responsibilities in which he could incur in case the previous declarations are not attached to the truth. FOURTH- CONSTITUTION OF COLLATERAL OF MERCANTILE ENTERPRISES i) A. Mr. Michael Edward Ascoli Giron manifests that his represented “PRICESMART (GUATEMALA), SOCIEDAD ANONIMA constitutes in favor of CITIBANK N.A. SUCURSAL GUATEMALA, in warranty of the payment of the totality of the obligations which are contracted herein by the entity PRICESMART (GUATEMALA) SOCIEDAD ANONIMA “ including capital, interests, costs, expenses, collections and any other demandable obligation in virtue of

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the law and this contract FIRST, SOLE AND SPECIAL COLLATERAL, over the Mercantile Enterprises property of his represented, which have been described and identified in subparagraph “A” and “B” of the roman numeral marked (i) of the third clause of this instrument, as well as over all the products and yields produced by such Mercantile Enterprises. He also declares, that on the name of his represented that in the collateral is included all the elements of the Mercantile Enterprises, the inventories, all the assets and all the ordinary and extraordinary accounts receivable of PRICESMART (GUATEMALA) SOCIEDAD ANOMIMA

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and especially accounts receivables resultant from credit instruments) and in fact and by right belong to PRICESMART (GUATEMALA) SOCIEDAD ANONIMA, as well as its cited Mercantile Enterprises; he adds that according to article six hundred fifty five (655) of the Commerce Code, it is understood as Mercantile Enterprise, the joint work, of material elements and intangible assets contracted to offer the public with the purpose to make profit or in a systematic manner, goods or services. Likewise, the collateral of the Mercantile Enterprises includes all issues established in article six hundred fifty seven (657) from the Commerce Code. Mr. Michael Edward Ascoli Giron continues declaring, in the authority in which he acts, that his represented “PRICESMART (GUATEMALA) SOCIEDAD ANONIMA” has agreed explicitly with Citibank, N.A. Sucursal Guatemala that the collateral of the Mercantile Enterprises, also includes the invention patents, the manufacturing and business secrets, the exclusives, and the concessions, as well as all the registries obtained in relation to the collateral securities, including any and all proceedings, books, maintenance of sales and operations registries and other information related to the same, as well as all the rights, titles and interest of PRICESMART (GUATEMALA) SOCIEDAD ANONIMA, with the collateral security, acts, authorizations, permissions, collections, consents, privileges, authority, licenses and rights of all kind, description and characters, options, inspections, documents that at

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present or in the future become property or are owned by PRICESMART (GUATEMALA) SOCIEDAD ANONIMA, to use in connection with the effective period, the use, operations and maintenance of the COLLATERAL SECURITIES and all the others previously indicated. Has been understood between the parties of the present contract that the debtor will not have any limitation or impediment to purchase and sell legal products as well as for all the operations that belong to the

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REGISTRY NO 364541

ordinary business of the Business Enterprises. B- . Mr. David Carlos Ekman Khan declares that his represented “GESTIONES MERCANTILES, SOCIEDAD ANONIMA, constitutes in favor of CITIBANK N.A. SUCURSAL GUATEMALA in warranty of payment for the entirety of the obligations contracted herein by the entity “PRICESMART (GUATEMALA(, SOCIEDAD ANOMIMA, including capital, interests, costs, expenses, collections and any other demandable obligation in virtue of the law or of this contract FIRST, SOLE AND SPECIALLY COLLATERAL over the Mercantile Enterprises property of my represented, describe and identified at the roman numeral two (II) of the third clause of this instrument, as well as over all the products and yields produced by the Mercantile Enterprise. He also declares in the name of his represented, that in the collateral is included all the elements of the Mercantile Enterprise, the inventories, all the assets and all the ordinary or extraordinary accounts receivables of “GESTIONES MERCANTILES, SOCIEDAD ANOMIMA” (especially accounts receivables arising from credit instruments) that in fact and by right belong to “GESTIONES MERCANTIELS SOCIEDAD ANONIMA” as well as his cited Mercantile Enterprise, he also adds, that according to article six hundred fifty five (655) of the Commerce Code, it is understood

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by Mercantile Enterprise or Business Company the joint work, of elements, materials, and intangible assets coordinated, to offer the public with the purpose to make profit or in a systematic manner, goods, and services. Likewise, the collateral of Mercantile Enterprise includes all the elements established in article six hundred fifty seven (657) of the Commerce Code. Mr. David Carlos Ekman Khan continues declaring, in the authority in which acts, that his represented “GESTIONES MERCANTILES, SOCIEDAD ANOMIMA”, has expressed and agreed with Citibank, N.A., Sucursal Guatemala, that the collateral of Mercantile Enterprise or Business Company, also includes all the invention’s patents, the manufacturing and business secrets, the exclusives and concessions as

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well as all the registries maintained in relation to the collateral securities, including any and all the diaries, books, registries of operations, sales and maintenance and all the information related to these, as well as all the rights, titles and interests of “GESTIONES MERCANTILES, SOCIEDAD ANONIMA” with the collateral securities, all these authorizations, permissions, ordinances, consents, privileges, immunities, and rights of all kind, description and character, registries, mercantile documents, that at present or in the future can become part or are controlled by GESTIONES MERCANTILES, SOCIEDAD ANONIMA to use in connection with the form, use, operation or maintenance of the COLLATERAL SECURITIES, and all the other previously indicated. It is understood between the Bank and GESTIONES MERCANTILES SOCIEDAD ANONIMA, that it will not have any limitation or impediment to buy or sell legal products, as well as for all the operations that are and belong to the ordinary business of the Mercantile Enterprises of its ownership. II) Outstanding Balance.- The parties agree that the entities GRUPO SOLID, S.A (founded with initials and according to the laws from the Republic of Panama) and PRICESMART (GUATEMALA) SOCIEDAD ANONIMA, represented in this act by Mr. Michael Edward Ascoli Giron, and the entity “GESTIONES MERCANTILES SOCIEDAD ANONIMA” represented in this act by Mr. David Carlos

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Ekman Khan agree jointly and severally with all its present and future properties by any outstanding balance that could leave the collateral constituted on favor of the Bank iii) Deposit. The contracting parties appoint as bailee of the mercantile enterprises assigned to its respective owners, who through its legal representatives declare to have acknowledged the obligations inherent to this duty, and that they accept to perform the duty free of charge. The bailee’s enterprises declare through its respective legal representatives that are in actual and total possession of the pledged Mercantile Enterprises

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REGISTRY NO 364542

Likewise, they express, that they compromise to allow that the persons or entities designated by the Bank can in any moment inspect the condition of the same and if these are suffering any type of damage or deterioration or are not getting the due attention and maintenance or at the Bank’s judgment these are in condition of abandonment, the Bank can go to a Judge to request to be substituted immediately the duty of bailee, request that will be solved completely without forming any article, previous and only audience to the interested party. In case of execution, the bailees can be removed by the Judge by means of a simple request in such a sense on behalf of the Bank. In this case, it will be appointed as bailee the person that the Bank proposes. The bailee appointed at the Bank’s request will be exempted from the contribution of any bond or warranty to perform his duties. IV) The Debtor is obligated to respond for warranty of title and right of possession or hidden defects of the properties affected with the collateral V) Insurance - . Each one of the entities owners of the collateral securities, its obligated to contract and maintain in effect during the term of the contract and its extensions and in all cases until the effective payment of capital, interests, commissions, recharges, expenses and any other amount due according to the stipulations made in this contract, an insurance with any of the insurance companies authorized to operate in the country and which has been

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previously accepted explicitly by the Bank- for the amounts and against any risks that could affect the collateral security (ies) which are customary including acts of God, force majeure and malicious damage, extremes that, in case of discrepancies between the parties, will be determined by the Bank. The insurance shall be contracted on favor of the Bank as beneficiary of the insurance and it shall cover, as a minimum the total amount of the credit, interests, or the debit balance from time to time. Each one of the entities owners of the collateral securities and especially the debtor must provide to the Bank an authentic copy of the insurance policy with all the endorses and

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related documents in which it is evident the deductible amount and other conditions of the insurance. Besides, must send an authentic photocopy of the receipt for the payment of premium and if the insurance is paid divided, it is obligated to send the Bank all the copies of the receipts within five (5) working days following the date for the payment fixed in the Policy. It also compromises to send the Bank an authentic certificate signed by the legal representative of the insurance company in the sense that in case of sinister, the indemnity will be paid directly to the Bank, once the payment of tributes, commissions and any other concept have been deducted and which the Debtor is legally obligated to pay before the indemnity. The Debtor will provide the Bank the previous documents within three (3) working days following the signature of the contract and if a renewal or extension must be made or any modification or endorsement of the insurance during the term of the contract, the delivery must be made within the fifteen (15) working days following the renewal, extension, modification and/or endorsement. If to the Bank’s judgment the estimate of the remaining of the eventual indemnity is insufficient to cover the commercial value of the insured property, in case of sinister for any reason the debtor will contract according to the Bank’s instruction an additional insurance for the difference or warranties the same constituting

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a bond or any other warranty that is satisfactory to the Bank. In all case, if the Bank will consider by any motive or circumstance that the amount is insufficient or in case the debtor does not contract and/or maintains in effect the insurance in the form indicated, the Bank will have the right, although not the obligation to contract the insurance on the Debtor’s account, who by this act authorizes such request and contracting: VI) In virtue of all the aforementioned, the grantors in their respective capacities request by this means to the Honorable General Mercantile Registrar from the Republic to subscribe, registered and annotate on favor of CITIBANK, N.A. SUCURSAL GUATEMALA, the collateral of the Mercantile Enterprises constituted in this deed, according to the testimony of

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REGISTRY NO 364543

the same certifying in the same the collaterals that by this act are constituted, as well as these occupy the first place on favor of the Bank, VII) For his part, Mr. Juan Antonio Miro Llort in the name and representation of CITIBANK N.A. SUCURSAL GUATEMALA, accepts the collateral, that by this act its constituted on favor for his represented. FIFTH.- OTHER STIPULATIONS.- . A) It is agreed that during the effective period of the credit and up to the total cancellation of the amounts owed to the Bank, the owner of each one of the collateral securities will not, without the previous and written authorization of the Bank, alienate, lease, mortgage, constitute usufruct, cede to any title or mortgage of the collateral securities, under sanction of nullity of the acts or contracts which are celebrated and without prejudice to the right of the Bank to end in advance the term of the credit. B) It is explicitly agreed that the collateral constituted by this act, will remain in effect, and will become effective until the actual cancellation of the totality of the credit and its extensions. C) Maintenance of the Collateral Securities.- Each one of the entities owners of the collateral securities are obliged to maintain such mercantile enterprises in perfect condition of operation, conservation and maintenance, imposing the same obligations to their employees and dependants. The maintenance expenses, as well as any tax that mortgages the pledge mercantile enterprises will be paid solidarity by the owner or the Debtor. Each one of the entities

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owner of the collateral securities will give immediate notice to the Bank, in the day in which occurs or in the first following working day if it occurred in a nonworking day, of the existence of any risk or impairment on any of the collateral securities, as well as any damage, deterioration or destruction suffered by any of them. In the same form must communicate these circumstances to insurance company or to the corresponding insurance claim adjuster for the resultant effects. SIXTH.- DECLARATIONS AND OBLIGATIONS. Without prejudice of the other declarations and obligations contracted

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in accordance to this contract of credit, Mr. Michael Edward Ascoli Giron in legal representation of the debtor and of the entity “GRUPO SOLID, S.A.” (founded with initials and according to the laws from the Republic of Panama) and David Carlos Ekman Khan in representation of the entity “GESTIONES MERCANTILES, SOCIEDAD ANOMIMA” declare and assure respectively by this act: a) that each one of their represented are business corporations dully organized, existent and in good state of solvency according to the laws of the country of founding and the ones from the Republic of Guatemala and that they compromise to preserve and maintain during whole the term of the credit its legal existence and juristic person, as well as all its rights, including privileges, commercial names and to conduct their businesses in normal, organized and efficient manner; b) that each one of these corporations has the capability to be the owner of its properties and to carry out its business in the form these are carried out at the present time; c) that the execution and compliance of this contract does not contravene any legal or contractual precept which constitutes a case of incompliance in accordance with other contracts or instruments in which his represented is a part, or by any obligation that might have contracted, neither is prohibited by any other reason; d) that the debtor’s financial statements for the fiscal year that ended on June thirtieth two thousand two were prepared according to the accounting principles generally accepted

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and applied in a consistent base for the specified period and which reasonably show the financial situation of the debtor; e) without prejudice of the aforementioned the Debtor is obligated to provide the Bank its financial statements in any moment these are requested. In all cases, its obligated to give the Bank within one hundred and twenty (120) days following the closing of the fiscal year of each one of the years during the term of this credit or its extensions or up to the total cancellation of the credit, its financial statements of each corresponding year including the general balance, profit and loss statement

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statements for the stockholder’s capital changes and statement of changes in the Debtor’s financial situation. The referred financial statements related to each fiscal year will be presented audited by an auditor’s firm and by independent public accountants of well known prestige and acceptable to the Bank, and will be prepared according to the accounting principles generally accepted and calculated in a consistent base for the specified periods, and will also present reasonably the financial situation of the Debtor at the date of the same. If the Debtor is required by the Bank, must provide or put at the Bank’s disposition at its election, the record’s books, accounting books and the corresponding documental support, rendering all the necessary collaboration to the experts elected by the Bank for the due comprehension of the same. From that account, such experts can meet with persons or officials of the Debtor to give the necessary explanations about the financial situation; f) that the Debtor and the entities of “GRUPO SOLID, S.A.” (founded with initials and according to the laws from the Republic of Panama) and “GESTIONES MERCANTILES, SOCIEDAD ANOMIMA” are subjected to civil and commercial common laws with relation to its obligations under the present Contract, and the registration, granting and compliance of their obligations under this Contract, from private common laws (lure gestionis) and not public or governmental acts (lure imperii). Neither the Debtor, nor the entities of “GRUPO

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SOLID, S.A.” (founded with initials and according to the laws from the Republic of Panama) and “GESTIONES MERCANTILES, SOCIEDAD ANOMIMA” neither any of its properties have jurisdiction immunity of any court or of compensation or of any legal procedure (for citation, notification, preventive seizure, judicial seizure, forced execution or of any other form) under the laws of Guatemala and the ones from the United States of America; g) the debtor’s registered address is veintiuna avenida siete guion noventa de la zona once, city of

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Guatemala and that this address belongs exactly to the location where their main offices and the headquarters of its activities are located; h) That the contract contained in this instrument legally obligates the Debtor and the entities of “GRUPO SOLID, S.A.” ( founded with initials and according to the laws from the Republic of Panama) and “GESTIONES MERCANTILES, SOCIEDAD ANONIMA” according to each one of its clauses where is demandable its compliance. i) the legal representative of the Debtor expresses that since the date of the financial statements and patrimonial statement presented at the moment that the mentioned credit was requested until today, there have not been no general changes unfavorable in the assets, obligations (contingent or others), neither in the financial situation or business of the same. These are obligated to provide the Bank within three (3) working days following the date in which they have knowledge of any substantial adverse change in its financial situation, a detailed and precise report that contains at least, the nature of the change, the obligation (s) that affect the financial situation, situations of delay in which it has incurred, the time in which has been on delay, the measures proposed to remediate the situation and other relevant information related to the adverse financial situation; j) The debtor and the entities of “GRUPO SOLID, S.A.” (founded with initials and according to the laws from the Republic

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of Panama) and “GESTIONES MERCANTILES SOCIEDAD ANONIMA” are obligated to pay punctually all the expenses, taxes, rates, arbitrament, contributions or any other tribute to which these are obligated, except in those cases that in good faith have been opposed, circumstances that will notify the Bank immediately, or at least one day before of the maturity of the term to present the opposition. When is about tributes that pledge the collateral securities and/or the credit contract and with the purpose to verify that the same have been dully paid, the debtor and the entities of “GRUPO SOLID, S.A.” (founded with initial and according to the laws from the Republic of

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REGISTRY NO 364545

of Panama) and GESTIONES MERCANTILES, SOCIEDAD ANONIMA” are obligated to deliver to the Bank within fifteen (15) working days following the payment made, an authentic copy of the receipts that prove the compliance of such obligation. In case they don’t comply with any of the payments cited in this literal, authorize the Bank from now to make those payments on their account, always that the Bank decides to do it that way. In this event, they will reimburse the Bank within three (3) working days following the notification that the Bank has made such payment, the amounts that for such concepts the Bank has paid, plus interest at a reason of a rate equal to the one agreed for the value of the credit, and in its case, any commissions or expenses produced by the same; k) the collateral securities can be inspected periodically by the person or persons .who the Bank designates, and in all cases not less than two (2) times a year. The owner will allow such person to have access to the place and will provide all the collaboration and help that they might need to carry out the inspection. i) The debtor will maintain in effect the contracts and/or relations of work or services with the present management team, being able to substitute it only with personnel with the same qualifications or much better qualified than the present one; iii) That there is no pending lawsuit or administrative procedure before any tribunal or authority or arbiters that can affect in a negative or adverse form the financial situation of the

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Debtor or of the entities of “GRUPO SOLID, S.A.” (founded with the initials and according to the laws from the Republic of Panama), and “GESTIONES MERCANTILES, SOCIEDAD ANOMIMA” neither any legitimate, validity nor liability of this contract. The Debtor and the entities “GRUPO SOLID, S.A. (founded with the initials and according to the laws from the Republic of Panama), and “GESTIONES MERCANTILES, SOCIEDAD ANOMIMA” will inform the Bank immediately of any litigious matter in which they could be a part, and the next day of being notified of all judicial action and/or diligence instituted against them. When it deals about precautionary measurements

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It will inform the bank immediately at the moment to have knowledge of the same. It will also inform the Bank of any contingent obligations that might have; n) The Debtor will not contract mortgages, collateral securities or other type of obligations of any kind that will lead to encumbrances or limitations over the present properties or the ones acquire in the future, without the previous and written consent of the Bank; ñ) The Debtor and the entities of “GRUPO SOLID, S.A.” (founded with initials and under the laws from the Republic of Panama ) and “GESTIONES MERCANTILES SOCIEDAD ANONIMA” will comply with all the regulations, rules, laws, orders and in general with all the norms of all nature issued by competent authorities that are applicable; o) the Debtor will give prompt notice in writing to the Bank, no later than the day following the event, of any incompliance which will be accompanied by a declaration of the action proposed by the Debtor to remediate the incompliance; p) That during the term of the present credit, the debtor must maintain and reflect the following financial situation; i) That its reason of service coverage of debt be in any moment greater than one point five (1.5) to one point zero (1.0). For the purpose of the calculus for “Reason of Debt Service Coverage” must be calculated annually from the last day of the Debtor’s fiscal year, for the period of one year ending at the date of determination of this and must be

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defined, as the Debtor’s earnings before the interests, tributes, depreciation and amortization (EBITDA) over the amount of the payments of interests, capital, and the normal portion of the long term debt (those debt payments that will be made during the period following that one to which such determination was made, all determined according to the accounting principles generally accepted and applied in consistent form; ii) That is reason of indebtedness should be in any moment no greater than three (3.0) to one (1.0) during year two thousand three, no greater then two point eighty (2.80) during year two

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REGISTRY NO 364546

thousand four and no greater then two point sixty (2.60) to one (1.00) during year two thousand five. For the purposes of the calculus, must be defined the “Reason of Indebtedness” as the Debtor’s total of liabilities (including the obligations due to the headquarters, PriceSmart Inc and to any other enterprise related to the headquarters office); over the Debtor’s earnings before interests, tributes, depreciation and amortization (EBITDA) all as they are determined according to the accounting principles generally accepted and applied consistently; iii) That the total maximum level of the Debtor’s debt, over the Debtor’s earnings before the interests, tributes, depreciation, and amortization (EBITDA) can not be in any moment greater then two (2.0) to one (1.0). For the purpose of its calculus, must be defined “Total Debt” as debt to banks, short and long term debts, plus any other amount owed to PriceSmart, Inc. and to any other company related to the head office. SEVENTH.- INCOMPLIANCE AND PREMATURE TERMINATION . The Bank could, at its discretion give as matured the term of the contract in a premature form and demand the payment of capital, interest, expenses and in some cases, judicial costs as well as any other obligations or payments owed according to this contract and in the event that any of the following cases happen: a) if the debtor no fulfills the payment of interests and capital, expenses and commissions to the Bank when these are due or payable, at its expiration or in any

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other date fixed for its payment; b) if noncompliance of the Debtor or the entities of “GRUPO SOLID, S.A. (Established with the initials and according to the laws from the Republic of Panama), and “GESTIONES MERCANTILES, SOCIEDAD ANOMIMA” any of the obligations that were implicit in this credit contract, or of those that according to the law will have to be assumed, c) when a material change happens which is adverse to the financial condition or to the business of the debtor, that at the Bank’s opinion affects its guarantee or increases its risks; d) when a material change

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in the political, economical and monetary situation or of any other kind in the Republic of Guatemala that to the Bank’s opinion increases its risks; e) if the Debtor is object of demand, seizure, kidnapping, or intervention, or if its declared in bankruptcy or if it promotes creditors bankruptcy proceedings or is initiated against it forced creditors bankruptcy proceedings or bankruptcy; f) if any of the properties of the Debtor or the ones of the entities of “GRUPO SOLID, S.A” (founded with initials and under the laws from the Republic of Panama) and “GESTIONES MERCANTILES, SOCIEDAD ANONIMA” but specially the collateral securities suffer such depreciation or loss that do not give enough support to the Bank, except that these offer and actually constitute a warranty that is satisfactory to the Bank; g) if the debtor reduces its properties, amortizes or acquires its own stocks, enters in dissolution, liquidation, by absorption or by consolidation in or with another person without the previous knowledge and approval of the Bank; h) if the debtor’s stockholder’s meeting agrees to distribute dividends in each fiscal period, even if these come from normal profits obtained and/or accumulated by an amount superior to the amount equivalent to sixty (60%) percent of its positive annual net income; i) if the debtor alienates a substantial part of its properties to any other title without the previous authorization of the bank; j) if the Debtor does not comply with

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the payment of any other debt including capital, interests, commissions or non-complies in any other form its obligation on its charge and on favor or the Bank, in the maturity date of its normal term or in case of advanced maturity .k) if the debtor non-fulfils with the payment of another debt contracted with these at the measure that these become demandable, if it ceases in the payment of its obligations or if it makes a general cession on favor of creditors; l) if any sentence is dictated or against the Debtor or any entity of “GRUPO SOLID, S.A (founded with initials and according to the laws from the Republic of Panama) and

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“GESTIONES MERCANTILES, SOCIEDAD ANOMIMA” demanding the payment of more than the amount of TWO MILLION QUETZALEZ (Q2,000,000.00) or its equivalent in another currency; m) If any governmental, judicial or any other competent authority from the Republic of Guatemala initiates action to expropriate, kidnapped, or takeover all or a substantial part of the debtor’s property or of the entities of “GRUPO SOLID, S,A.” (established with the initials and according to the laws from the Republic of Panama), and “GESTIONES MERCANTILES, SOCIEDAD ANOMIMA” or in another manner assumes custody or control of its property for intervention or in any other form, and/or restricts, limits or forbids the Debtor or the entities of GRUPO SOLID, S,A.” (established with the initials and according to the laws from the Republic of Panama), and “GESTIONES MERCANTILES, SOCIEDAD ANOMIMA” the management and the faculty to control its business; n) if the pledged mercantile enterprises are moved from location without the previous consent of the Bank, or if the same resulted deteriorated, destroyed or abandoned, lost or in another way affected; and o) If the debtor or the entities of GRUPO SOLID, S,A.” (established with the initials and according to the laws from the Republic of Panama), and “GESTIONES MERCANTILES, SOCIEDAD ANOMIMA” will merge with another corporation or if in any other way transfer the companies by means of which they make their activities and carry out their business. EIGHT.-

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AUTHORIZATION TO DEBIT . If the credit contracted by the Debtor is demandable in virtue of any other case foreseen as noncompliance by this contract or by the law, the Bank can retain the properties of the Debtor or of the entities of “GRUPO SOLID, S,A.” (established with the initials and according to the laws from the Republic of Panama), and “GESTIONES MERCANTILES, SOCIEDAD ANOMIMA” that are in its power or are at its disposition. Likewise, if the cited noncompliance occurs, the Debtor and the entities of GRUPO SOLID, S,A.” (established with the initials and according to the laws from the Republic of Panama), and “GESTIONES

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MERCANTILES, SOCIEDAD ANONIMA” authorize irrevocably to the Bank to debit any of the deposit accounts that these maintain in the Bank to the effect of extinguishing any debt on its account, and up to the maximum amount necessary to extinguish any of the debt’s amounts. NINETH.- CESION. The debtor and the entities of “GRUPO SOLID, S.A.” (founded with initials and according the laws from the Republic of Panama) and “GESTIONES MERCANTILES, SOCIEDAD ANONIMA” accept and recognize explicitly that the Bank can cede, pledge or negotiate in any form its right resulting from this credit, without the previous authorization, notice or consent of the Debtor neither of the entities of “GRUPO SOLID, S.A.” and “GESTIONES MERCANTILES SOCIEDAD ANONIMA”, notifying only by written the name of the new creditor and the place where the debtor must make the payment of capital as well as the corresponding interests. The Debtor can not cede or transfer the rights and obligations that belong to it according to this contract, neither directly or indirectly, without the previous consent of the Bank. TENTH.- WAIVERS. No fault or lateness of the Bank in the exercise of any right or faculty that belongs to it according to this contract, will produce effects of a waiver of the same. Neither will prevent for that same motive any other right or future exercise of such rights or any other faculty, action, pretension, exception nor resource.

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Likewise it will not inherit that creditor the partial exercise of the same. All the rights, actions, pretensions, exceptions and others established in this contract, does not exclude any other foreseen by the law. ELEVENTH.- FEES AND EXPENSES. The fess and expenses that are caused due to the present business and from the inscription of the collateral at the General Mercantile Registry from the Republic, as well as the judicial and extrajudicial ones related to its collection, will be on the debtor’s account . TWELVE.- APPLICABLE SUBSTANTIVE LAW

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This contract is regulated, governed, and interpreted according to the laws from the Republic of Guatemala. THIRTEENTH. PROCESSAL EFFECTS A) the Debtor and the entities of GRUPO SOLID, S,A.” (established with the initials and according to the laws from the Republic of Panama), and “GESTIONES MERCANTILES, SOCIEDAD ANOMIMA”. recognize as executive title perfect and un-objected the testimony of the present deed, resign to the jurisdiction of their dwelling and are explicitly submitted to the competence of the tribunals from the city of Guatemala elected by the Banks. In the same manner, the Debtor and the entities of GRUPO SOLID, S,A.” (established with the initials and according to the laws from the Republic of Panama), and “GESTIONES MERCANTILES, SOCIEDAD ANOMIMA”. accept as liquid, demandable and of due term the amount that the Bank demands to them and as good and exact the figures that the Bank presents to them, with relation to this credit; B) The Debtor and the entities of GRUPO SOLID, S,A.” (established with the initials and according to the laws from the Republic of Panama), and “GESTIONES MERCANTILES, SOCIEDAD ANOMIMA” exempt the Bank of the obligation to present bond, warranty, collateral or counter-guarantee for the exercise of their rights or derived from the precautionary measure. C) For the effects of this contract, the Debtor and the entities of GRUPO SOLID, S,A.” (established with the initials and according to the laws from the Republic of Panama), and “GESTIONES

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MERCANTILES, SOCIEDAD ANOMIMA” fix and appoint as the place to receive notification, citations and communications, or mail the address indicated in the subsection g) of the sixth clause of this present instrument and obligate themselves to communicate in writing to the Bank any change, in the understood that if they do not do so, all the notification, citations or communications send or practiced to such address will be considered valid and well done. D) The Debtor party accepts that the present obligation it’s submitted to the provisions, special regimen, procedure of execution and of intervention of the

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Law of the Banks and will only be apply supplementary the regulations of other laws to supply the differences of that one. FOURTEENTH. SUBSTITUTION OF OTHER AGREEMENTS. This contract and any other documents subscribed as a result or in compliance to the same, express the complete agreement of the parties in relation to the juridical business that the parties have celebrated in this instrument. Every extension, modification, addition, novation, waiver of rights and termination must be made with the written authorization and approval of the Bank. FIFTEENTH.- DIVISIBILITY. If any agreement of the credit or of this contract or the application of the same to any person by any circumstance is considered invalid, null or inefficient, or by any other motive prevents to become effective the legal effects, such invalidity, nullity, inefficiency or impediment will not affect that any other covenant that can become effective without the detailed covenant. For such end, the agreements, covenants, rights and obligations contained in this contract of credit are divisible. SIXTEENTH.- ACCEPTANCE.- the grantors on the capacity they act, declare their acceptance to the clauses and stipulations of this instrument. I the Notary ATTEST. a) of all the expressed; b) that I have had at sight the related documentation, and the certification issued by the General Mercantile Registry from the Republic in which it is evident that the pledged personal property pertain to their respective owners; and c)

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that I have read to the appearing what has been written, who after reading it personally, acknowledged its contents, objective, validity, legal effects and registration, they ratified, accept and sign jointly with the undersigned Notary

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REGISTRY NO 364549

Signatures and seals

THIS IS TESTIMONY of the public deed number EIGHTEEN (18) authorized by me, in this city on February twenty eight two thousand three, which contains CREDIT CONTRACT WITH CONSTITUTION OF COLLATERAL OVER MERCANTILE AND FIDUCIARY ENTERPRISES, granted by CITIBANK, N.A. SUCURSAL GUATEMALA, on favor of the entity PRICESMART (GUATEMALA) SOCIEDAD ANONONIMA, and to the given to the entity CITIBANK, N.A. SUCURSAL GUATEMALA, I issue, seal and sign and number in sixteen (16 pages, the first fifteen (15) in photocopy which agree faithfully with its original and which are printed from the first to the fourteenth in both sides and the fifteenth only in the front side and the present in bond paper legal size printed only at the front side. To the present testimony are not adhered fiscal stamps in virtue of being exempt of the payment of the same according to establishment in subparagraph six (6) from article twelve (12) of the Law of Taxes of Fiscal Stamps and Stamped Legal Paper Especial for protocols or commissions, Decree number thirty seven dash ninety two (37-92) from the Congress of the Republic of Guatemala, March fourth two thousand three.

Signature and seal